Exhibit 99.1

Caleres Reports Second Quarter 2025 Results

ST. LOUIS, September 4, 2025 - Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported financial results for the second quarter 2025.

●	Reported consolidated sales of $658.5 million, down 3.6% versus the prior year;
o	Brand Portfolio sales decreased 3.5%, with gains in women’s fashion footwear market share and strong performance from Lead Brands in total, and approximately $10 million in tariff impact;
o	Famous Footwear sales declined 4.9%, with comparable sales down 3.4% and meaningful improvement in July;
●	Reported gross margin of 43.4%, down 210-basis points year-over-year, reflecting tariff-related costs, selective promotions, and higher provision for inventory markdowns, partially offset by growth in higher-margin direct-to-consumer channels within Brand Portfolio;
●	Achieved structural cost savings targets expected to generate annualized savings of $15 million;
●	Reported $0.20 in earnings per diluted share and $0.35 in adjusted earnings per diluted share, both of which include a discrete tax benefit of $0.07;
●	Enhanced financial flexibility by entering into an amended credit agreement, which extended the maturity date of our asset-based revolving credit facility and increased the company’s borrowing capacity;
●	Completed the acquisition of Stuart Weitzman shortly after quarter-end.

“While we did experience headwinds due to market uncertainty, we demonstrated the strength and resilience of our company this quarter. Sales trends improved sequentially in both segments of our business and we saw market share gains in women’s fashion footwear and in shoe chains. We experienced strength in Lead Brands, our Brand Portfolio direct-to-consumer channels, and international. We also saw significant improvement in sales trends at Famous Footwear in July and continuing through August,” said Jay Schmidt, President and Chief Executive Officer.

“As we look to address the changes in the operating environment, we completed our previously announced structural cost savings initiatives that will deliver annualized savings of $15 million and support a more efficient operating structure. Just after quarter-end, we completed the acquisition of Stuart Weitzman, adding a new Lead Brand to our portfolio that aligns with our strategic focus on premium, direct-to-consumer, and international business,” said Schmidt. “Longer term, we will continue looking for ways to leverage our greatest capabilities across our portfolio, and we are confident in our ability to execute our strategic plan, invest to fuel our growth initiatives, and drive sustained value for our shareholders.”

Second Quarter 2025 Results

(13-weeks ended August 2, 2025 compared to 13-weeks ended August 3, 2024)

o	Net sales were $658.5 million, down 3.6% from the second quarter of 2024;
o	Famous Footwear segment net sales decreased 4.9%, with comparable sales down 3.4%;
o	Brand Portfolio segment net sales declined 3.5%;
o	Direct-to-consumer sales represented approximately 75% of total net sales;

o	Gross profit was $285.8 million, while gross margin was 43.4%, down 210 basis points versus last year;
o	Famous Footwear segment gross margin of 43.7%, down 130 basis points versus last year;
o	Brand Portfolio segment gross margin of 40.3%, down 240 basis points versus last year;

o	SG&A was $269.7 million, or 41.0% of net sales, up 170 basis points versus last year, reflecting deleverage on lower sales;

o	Net earnings of $6.7 million, or earnings per diluted share of $0.20, and adjusted net earnings of $11.7 million, or adjusted earnings per diluted share of $0.35, compared to net earnings of $30.0 million, or earnings per diluted share of $0.85 in the second quarter of 2024;
o	Inventory was $693.3 million at quarter-end, up 4.9% compared to the second quarter of 2024;
o	Borrowings under the asset-based revolving credit facility were $387.5 million at quarter-end, up $241 million from the second quarter of 2024, reflecting pre-positioned cash for the Stuart Weitzman acquisition.

Capital Allocation Update

During the quarter, Caleres continued to invest in value-driving growth opportunities while at the same time returning cash to shareholders through our dividend. In June, Caleres entered into an amendment of its credit agreement, which extended the senior secured asset-based revolving credit facility to June 2030. The company’s borrowing capacity under the agreement increased by $200 million to $700 million, and the agreement includes an accordion feature, which allows the company to request an increase in the size of the facility to $950 million in the aggregate. The expanded facility provides Caleres with enhanced liquidity and flexibility and further strengthens the balance sheet. Given the volatile and challenging environment, Caleres’ capital allocation priorities are to continue to fund its dividend and to invest in our value-enhancing growth vectors. Longer term, we will balance investment priorities with debt reduction and returning capital to shareholders.

Fiscal 2025 Outlook

Given the uncertainty in the environment, the company will continue to suspend annual guidance. For the month of August, Famous Footwear same-store comparable sales were up 1% and Brand Portfolio sales excluding Stuart Weitzman were up low-single digits. We expect ongoing gross margin pressure in Brand Portfolio from tariffs for the balance of the year. We anticipate third quarter Brand Portfolio gross margin to be down similar to second quarter, with improvement in the fourth quarter as we realize more of the benefit from our mitigation strategies.

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Thursday, September 4, 2025. The webcast and associated slides will be available at investor.caleres.com/events-and-presentations. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at investor.caleres.com/events-and-presentations for a limited period. Investors can access the replay through September 18, 2025 by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13755075.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures and Metrics

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures and metrics. In particular, the company provides earnings before interest, taxes, depreciation and amortization (EBITDA) and estimated and future operating earnings, net earnings and earnings per diluted share, adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures, and the debt to EBITDA leverage ratio, which is a non-GAAP financial metric. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures and metrics help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. This measure and metric should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changes in United States and international trade policies, including tariffs and trade restrictions; (ii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iii) inflationary pressures and supply chain disruptions; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) supplier concentration, customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems including those related to our ERP upgrade; (x) transitional challenges with acquisitions and divestitures; (xi) the ability to accurately forecast sales and manage inventory levels; (xii) a disruption in the company’s distribution centers; (xiii) the ability to recruit and retain senior management and other key associates; (xiv) the ability to secure/exit leases on favorable terms; (xv) the ability to maintain relationships with current suppliers; (xvi) changes to tax laws, policies and treaties; (xvii) our commitments and shareholder expectations related to responsible business initiatives; (xviii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xix) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights.

The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2025, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
($ thousands, except per share data)	August 2, 2025	August 3, 2024	August 2, 2025	August 3, 2024
Net sales	$658,519	$683,317	$1,272,740	$1,342,515
Cost of goods sold	372,724	372,439	708,251	722,542
Gross profit	285,795	310,878	564,489	619,973
Selling and administrative expenses	269,747	268,349	536,230	534,685
Restructuring and other special charges, net	6,756	—	7,383	—
Operating earnings	9,292	42,529	20,876	85,288
Interest expense, net	(4,497)	(3,332)	(8,291)	(7,111)
Other income, net	993	1,177	1,677	2,169
Earnings before income taxes	5,788	40,374	14,262	80,346
Income tax benefit (provision)	1,273	(10,101)	(1,256)	(19,275)
Net earnings	7,061	30,273	13,006	61,071
Net earnings (loss) attributable to noncontrolling interests	348	315	(650)	173
Net earnings attributable to Caleres, Inc.	$6,713	$29,958	$13,656	$60,898

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.20	$0.85	$0.40	$1.73

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.20	$0.85	$0.40	$1.73

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	August 2, 2025	August 3, 2024
ASSETS
Cash and cash equivalents	$191,494	$51,753
Receivables, net	136,070	151,055
Inventories, net	693,282	661,146
Property and equipment, held for sale	16,777	16,777
Prepaid expenses and other current assets	61,795	58,969
Total current assets	1,099,418	939,700

Lease right-of-use assets	551,167	588,842
Property and equipment, net	185,628	169,459
Goodwill and intangible assets, net	186,756	197,792
Other assets	129,259	124,192
Total assets	$2,152,228	$2,019,985

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$387,500	$146,500
Trade accounts payable	296,327	396,450
Lease obligations	115,837	116,619
Other accrued expenses	215,423	200,854
Total current liabilities	1,015,087	860,423

Noncurrent lease obligations	465,794	508,950
Other liabilities	49,403	37,128
Total other liabilities	515,197	546,078

Total Caleres, Inc. shareholders’ equity	613,296	606,062
Noncontrolling interests	8,648	7,422
Total equity	621,944	613,484
Total liabilities and equity	$2,152,228	$2,019,985

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Twenty-Six Weeks Ended
($ thousands)	August 2, 2025	August 3, 2024
OPERATING ACTIVITIES:
Net cash provided by operating activities	$41,646	$115,696

INVESTING ACTIVITIES:
Purchases of property and equipment	(32,877)	(20,886)
Capitalized software	(1,195)	(922)
Net cash used for investing activities	(34,072)	(21,808)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	643,500	306,868
Repayments under revolving credit agreement	(475,500)	(342,368)
Debt issuance costs	(2,920)	—
Dividends paid	(4,729)	(4,899)
Acquisition of treasury stock	(5,049)	(15,070)
Issuance of common stock under share-based plans, net	(3,331)	(8,457)
Contributions by noncontrolling interests	2,250	500
Net cash provided by (used for) financing activities	154,221	(63,426)
Effect of exchange rate changes on cash and cash equivalents	63	(67)
Increase in cash and cash equivalents	161,858	30,395
Cash and cash equivalents at beginning of period	29,636	21,358
Cash and cash equivalents at end of period	$191,494	$51,753

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	August 2, 2025			August 3, 2024

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$6,713	$0.20		$29,958	$0.85

Charges/other items:
Stuart Weitzman acquisition and integration costs	$2,259	1,678	0.05	—	—	—
Expense reduction initiatives	4,497	3,339	0.10	—	—	—
Total charges/other items	$6,756	$5,017	$0.15	$—	$—	$—
Adjusted earnings		$11,730	$0.35		$29,958	$0.85

	(Unaudited)
	Twenty-Six Weeks Ended
	August 2, 2025			August 3, 2024

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$13,656	$0.40		$60,898	$1.73

Charges/other items:
Stuart Weitzman acquisition and integration costs	$2,886	2,143	0.06	$—	—	—
Expense reduction initiatives	4,497	3,339	0.10	—	—	—
Total charges/other items	$7,383	$5,482	$0.16	$—	$—	$—
Adjusted earnings		$19,138	$0.56		$60,898	$1.73

	(Unaudited)
	Trailing Twelve Months Ended
	August 2, 2025		August 3, 2024

	Pre-Tax	Net Earnings	Pre-Tax	Net Earnings (Loss)
	Impact of	Attributable	Impact of	Attributable
	Charges/Other	to Caleres,	Charges/Other	to Caleres,
($ thousands)	Items	Inc.	Items	Inc.

GAAP earnings		$60,013		$163,619

Charges/other items:
Stuart Weitzman acquisition and integration costs	2,886	2,143	—	—
Expense reduction initiatives	4,497	3,339	4,456	3,308
Exit of Naturalizer retail store operations	4,216	3,131	—	—
Pension settlement cost	2,716	2,017	—	—
Restructuring costs	2,951	2,192	—	—
Deferred tax valuation allowance adjustments	—	—	—	(26,654)
Total charges/other items	$17,266	$12,822	$4,456	$(23,346)
Adjusted earnings		$72,835		$140,273

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	August 2,	August 3,	August 2,	August 3,	August 2,		August 3,		August 2,	August 3,
($ thousands)	2025	2024	2025	2024	2025		2024		2025	2024
Net sales	$399,593	$420,289	$275,620	$285,497	$(16,694)		$(22,469)		$658,519	$683,317
Gross profit	174,731	189,337	111,055	121,883	9		(342)		285,795	310,878
Gross margin	43.7%	45.0%	40.3%	42.7%	(0.1)%		1.5%		43.4%	45.5%
Operating earnings (loss)	18,551	34,384	6,649	23,620	(15,908)		(15,475)		9,292	42,529
Adjusted operating earnings (loss)	18,674	34,384	8,441	23,620	(11,067)		(15,475)		16,048	42,529
Operating margin	4.6%	8.2%	2.4%	8.3%	n/m	%	n/m	%	1.4%	6.2%
Adjusted operating earnings %	4.7%	8.2%	3.1%	8.3%	n/m	%	n/m	%	2.4%	6.2%
Comparable sales % (on a 13-week basis)	(3.4)%	(2.9)%	3.9%	4.4%	—%		—%		—%	—%
Company-operated stores, end of period	830	855	118	104	—		—		948	959

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,
($ thousands)	2025	2024	2025	2024	2025	2024	2025	2024
Operating earnings (loss)	$18,551	$34,384	$6,649	$23,620	$(15,908)	$(15,475)	$9,292	$42,529
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	—	—	2,259	—	2,259	—
Expense reduction initiatives	123	—	1,792	—	2,582	—	4,497	—
Total charges/other items	123	—	1,792	—	4,841	—	6,756	—
Adjusted operating earnings (loss)	$18,674	$34,384	$8,441	$23,620	$(11,067)	$(15,475)	$16,048	$42,529

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated

	Twenty-Six Weeks Ended
	August 2,	August 3,	August 2,	August 3,	August 2,		August 3,		August 2,	August 3,
($ thousands)	2025	2024	2025	2024	2025		2024		2025	2024
Net sales	$727,269	$769,841	$571,015	$602,708	$(25,544)		$(30,034)		$1,272,740	$1,342,515
Gross profit	323,173	350,342	240,341	269,695	975		(64)		564,489	619,973
Gross profit rate	44.4%	45.5%	42.1%	44.7%	(3.8)%		0.2%		44.4%	46.2%
Operating earnings (loss)	23,525	51,240	24,064	65,045	(26,713)		(30,997)		20,876	85,288
Adjusted operating earnings (loss)	23,648	51,240	25,856	65,045	(21,245)		(30,997)		28,259	85,288
Operating earnings %	3.2%	6.7%	4.2%	10.8%	n/m	%	n/m	%	1.6%	6.4%
Adjusted operating earnings %	3.3%	6.7%	4.5%	10.8%	n/m	%	n/m	%	2.2%	6.4%
Comparable sales % (on a 26-week basis)	(3.9)%	(2.6)%	1.1%	1.9%	—%		—%		—%	—%
Company-operated stores, end of period	830	855	118	104	—		—		948	959

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated

	Twenty-Six Weeks Ended
	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,
($ thousands)	2025	2024	2025	2024	2025	2024	2025	2024
Operating earnings (loss)	$23,525	$51,240	$24,064	$65,045	$(26,713)	$(30,997)	$20,876	$85,288
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	—	—	2,886	—	2,886	—
Expense reduction initiatives	123	—	1,792	—	2,582	—	4,497	—
Total charges/other items	123	—	1,792	—	5,468	—	7,383	—
Adjusted operating earnings (loss)	$23,648	$51,240	$25,856	$65,045	$(21,245)	$(30,997)	$28,259	$85,288

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	August 2, 2025	August 3, 2024	August 2, 2025	August 3, 2024
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$7,061	$30,273	$13,006	$61,071
Net (earnings) loss attributable to noncontrolling interests	(348)	(315)	650	(173)
Net earnings attributable to Caleres, Inc.	6,713	29,958	13,656	60,898
Net earnings allocated to participating securities	(263)	(1,065)	(503)	(2,278)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$6,450	$28,893	$13,153	$58,620

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,494	33,883	32,509	33,838
Dilutive effect of share-based awards	127	106	127	106
Diluted common shares attributable to Caleres, Inc.	32,621	33,989	32,636	33,944

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.20	$0.85	$0.40	$1.73

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.20	$0.85	$0.40	$1.73

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	August 2, 2025	August 3, 2024	August 2, 2025	August 3, 2024
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$12,078	$30,273	$18,488	$61,071
Net (earnings) loss attributable to noncontrolling interests	(348)	(315)	650	(173)
Adjusted net earnings attributable to Caleres, Inc.	11,730	29,958	19,138	60,898
Net earnings allocated to participating securities	(461)	(1,065)	(711)	(2,278)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$11,269	$28,893	$18,427	$58,620

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,494	33,883	32,509	33,838
Dilutive effect of share-based awards	127	106	127	106
Diluted common shares attributable to Caleres, Inc.	32,621	33,989	32,636	33,944

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.35	$0.85	$0.57	$1.73

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.35	$0.85	$0.56	$1.73

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND DEBT/EBITDA LEVERAGE RATIO (NON-GAAP METRICS)

	(Unaudited)
	Thirteen Weeks Ended
($ thousands)	August 2, 2025	August 3, 2024
EBITDA:
Net earnings attributable to Caleres, Inc.	$6,713	$29,958
Income tax (benefit) provision	(1,273)	10,101
Interest expense, net	4,497	3,332
Depreciation and amortization (1)	15,365	13,818
EBITDA	$25,302	$57,209

EBITDA margin	3.8%	8.4%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$11,730	$29,958
Income tax provision (3)	466	10,101
Interest expense, net	4,497	3,332
Depreciation and amortization (1)	15,365	13,818
Adjusted EBITDA	$32,058	$57,209

Adjusted EBITDA margin	4.9%	8.4%

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	August 2, 2025	August 3, 2024
EBITDA:
Net earnings attributable to Caleres, Inc.	$60,013	$163,619
Income tax provision	11,042	6,275
Interest expense, net	15,137	15,703
Depreciation and amortization (1)	59,269	55,140
EBITDA	$145,461	$240,737

EBITDA margin	5.5%	8.6%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$72,835	$140,273
Income tax provision (3)	15,486	34,077
Interest expense, net	15,137	15,703
Depreciation and amortization (1)	59,269	55,140
Adjusted EBITDA	$162,727	$245,193

Adjusted EBITDA margin	6.1%	8.8%

	(Unaudited)
($ thousands)	August 2, 2025	August 3, 2024
Debt/EBITDA leverage ratio:
Borrowings under revolving credit agreement	$387,500	$146,500
EBITDA (trailing twelve months)	145,461	240,737
Debt/EBITDA	2.7	0.6

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.

9

Investor Contact:

Liz Dunn

ldunn@caleres.com